UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-3919

Name of Registrant:	Vanguard STAR Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2003 - October 31, 2004

Item 1:	Reports to Shareholders

Vanguard® STAR® Fund
October 31, 2004

CONTENTS
1	LETTER FROM THE CHAIRMAN
7	FUND PROFILE
8	GLOSSARY OF INVESTMENT TERMS
9	PERFORMANCE SUMMARY
10	YOUR FUND'S AFTER-TAX RETURNS
11	ABOUT YOUR FUND'S EXPENSES
13	FINANCIAL STATEMENTS

SUMMARY
•	Vanguard STAR Fund returned 10.1% for the 2004 fiscal year, outpacing its comparative measures.
•	After a rather strong opening stretch, stocks followed a bumpy path in the final eight months of the period, but ended up with fairly strong gains. Bonds posted respectable returns, despite the uncertainty about global economic growth and inflation.

•	The STAR Fund’s long-term performance is excellent—the fund’s average annual return over the most recent ten-year period easily surpassed the performance of its comparative index.

VANGUARD'S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the 12 months ended October 31, 2004, stock and bond markets in the United States and abroad were subjected to a number of forces that made their performances quite volatile—growing inflationary pressures, continued geopolitical turmoil, and high oil prices. Against this backdrop, Vanguard STAR Fund’s balanced mix of stock and bond funds returned a very strong 10.1% for the period.

The table below presents the total return (capital change plus reinvested distributions) for your fund, along with those of its two main benchmarks: a composite of unmanaged market indexes weighted to reflect STAR’s investment guidelines and a similarly weighted composite of mutual fund peer-group averages. The fund’s results were quite good relative to both yardsticks.

2004 Total Returns	Fiscal Year Ended October 31

Vanguard STAR Fund	10.1%
STAR Composite Index*	9.2
STAR Composite Average**	7.7

*	The STAR Composite Index is weighted 50% Dow Jones Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1-5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index.
**	The STAR Composite Average, which is derived from data provided by Lipper Inc., is weighted 50% average general equity fund, 25% average fixed income fund, 12.5% average 1-5 year investment-grade fund, and 12.5% average international fund.

You can find information about your fund's per-share distributions and the change in net asset value during the period in the table on page 6. If you own the fund in a taxable account, you may wish to review the report on the fund's after-tax returns on page 10.

STOCKS LOCKED IN THEIR EARLY GAINS

The rally in stocks that began in 2003 carried into January, but then lost momentum. For the broad stock market, the gains recorded early in the fiscal year held at the end, despite sharp market swings in the latter part of the period. Investors digested the good and the bad as solid corporate earnings growth and positive economic reports competed for attention

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with ever-rising prices for crude oil and pronounced geopolitical uncertainties. For the 12 months, the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 10.0%.

Smaller-capitalization stocks provided higher returns for the fiscal year than did large-caps. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) earned far better returns than growth-oriented issues (those expected to produce above-average earnings growth). Value investors benefited handsomely from gains among companies producing and selling oil and raw materials. Returns from most international markets were enhanced for U.S.-based investors by the continued weakness of the dollar relative to major currencies.

THE BOND MARKET WAS SWAYED BY ECONOMIC UNCERTAINTIES

Yields of bonds fell during the first half of the period, boosting bond prices and returns. In April, however, yields began to climb on reports of higher-than-expected inflation and strong job growth. Yields tailed off again in August and September, as reports suggested the economic recovery had lost some steam. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, started the fiscal year at 4.29%, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and finished the period at 4.02%.

Market Barometer	Average Annual Total Returns Periods Ended October 31, 2004
	One Year	Three Years	Five Years

Stocks
Russell 1000 Index (Large-caps)	9.3%	4.5%	-1.6%
Russell 2000 Index (Small-caps)	11.7	12.3	7.7
Dow Jones Wilshire 5000 Index	10.0	5.8	-0.9
(Entire market)
MSCI All Country World Index
ex USA (International)	19.7	11.6	0.4

Bonds
Lehman Aggregate Bond Index	5.5%	5.4%	7.6%
(Broad taxable market)
Lehman Municipal Bond Index	6.0	5.7	7.2
Citigroup 3-Month Treasury Bill Index	1.1	1.4	2.9

CPI
Consumer Price Index	3.2%	2.4%	2.6%

Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, recorded another strong year, returning 5.5%, slightly ahead of their three-year average annual return. Likewise, below-investment-grade bonds turned in a one-year performance in line with their three-year leadership of the bond market, benefiting from improved corporate fundamentals and investors’ appetite for higher yields.

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The yield of the 3-month Treasury bill (a proxy for money market rates) rose 0.94 percentage point over the fiscal year in response to the Federal Reserve Board’s three separate actions—in June, August, and September—to raise its target for the federal funds rate. The T-bill, which yielded 0.95% at the start of the fiscal year, yielded 1.89% as of October 31.

STRONG PERFORMANCES BY UNDERLYING FUNDS PROPELLED STAR

Vanguard STAR Fund’s 10.1% return for the fiscal period was almost 1 percentage point better than the return of the fund’s composite index, while the fund’s margin of outperformance against its peer-group average was more than double that, at 2.4 percentage points. The broad diversi-fication offered by STAR’s “fund of funds” approach, along with solid performances by a number of the underlying stock and bond funds in its “basket” of holdings, contributed to this favorable result.

Vanguard Fund (Investor Shares)	Percentage of STAR's Assets*	Total Returns: 12 Months Ended October 31, 2004

Stock Funds
Windsor II	16.2%	18.1%
Windsor	8.9	11.3
PRIMECAP	7.0	14.4
U.S. Growth	7.0	2.7
Morgan Growth	6.9	5.5
International Value	6.3	17.7
International Growth	6.3	15.9
Explorer	4.3	6.1

Bond Funds
Long-Term
Investment-Grade**	12.5%	9.7%
GNMA	12.4	4.9

Short-Term Reserves
Short-Term
Investment-Grade**	12.2%	2.8%

Combined	100.0%	10.1%

*	As of October 31, 2004.
**	The funds were renamed in August 2004 to reflect revised investment policies that permit the advisors to invest in a broader range of investment-grade securities, such as mortgage-backed securities and U.S. government and agency bonds. The funds’ previous names were Vanguard® Long-Term Corporate Fund and Vanguard® Short-Term Corporate Fund, respectively.

As the table at left shows, all of the underlying stock funds posted positive returns, ranging from 2.7% to 18.1%. The best performances came from STAR’s largest stock component, Vanguard® Windsor™ II Fund (+18.1%), and its two international funds, Vanguard® International Value Fund (+17.7%) and Vanguard® International Growth Fund (+15.9%). Windsor II’s result—which surpassed the gains of both its peers and its benchmark index—reflected a preference among investors for undervalued large-cap stocks relative to growth-oriented issues during an uncertain period in the stock market. The two international funds posted strong gains as many overseas markets—particularly in Europe—had solid returns, augmented for U.S.-based investors by the ongoing weakness of the dollar versus other major currencies.

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While the Windsor II Fund provided the biggest boost to STAR’s overall result, the other domestic stock funds turned in varied results. Vanguard® PRIMECAP Fund (+14.4%) outperformed both its peer-fund average and its index benchmark by significant margins as the advisor successfully sought out underpriced stocks with strong growth potential. Vanguard® Windsor™ Fund (+11.3%) turned in a solid performance in absolute terms, but fell short in comparison with its peer-group average and comparative index. Vanguard® Explorer™ Fund (+6.1%), Vanguard® Morgan™ Growth Fund (+5.5%), and Vanguard® U.S. Growth Fund (+2.7%) posted the smallest gains in the period as investors did not favor the growth stocks these funds pursue.

The performance of STAR’s underlying bond funds reflected the many uncertainties with which the bond market contended during the 12 months. Overall, as the bond market reacted to rising short-term interest rates in the latter part of the period, short-term bonds fared more poorly than longer-term bonds. The return of Vanguard® Long-Term Investment-Grade Fund (+9.7%) outpaced the average peer, but fell slightly short of the benchmark index’s return. Similarly, the returns of Vanguard® GNMA Fund (+4.9%) and Vanguard® Short-Term Investment-Grade Fund (+2.8%) surpassed their respective peer-group averages, but trailed their benchmarks’ returns by small margins.

THE FUND’S LONG-TERM RECORD CONTINUES TO SHINE

For almost 20 years, the STAR Fund—one of the mutual fund industry’s oldest “funds of funds”—has provided investors a balanced approach that seeks both capital appreciation and current income. It has done quite well on both accounts.

Total Returns	Ten Years Ended October 31, 2004
	Average Annual Return	Final Value of a $10,000 Initial Investment

STAR Fund	10.8%	$27,772
STAR Composite Index*	9.7	25,214
STAR Composite Average**	8.3	22,145
Dow Jones Wilshire
5000 Index	10.7	27,743

*	The STAR Composite Index is weighted 62.5% Dow Jones Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, and 12.5% Citigroup 3-Month Treasury Bill Index through December 31, 2002; and 50% Dow Jones Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index thereafter.
**	The STAR Composite Average is weighted 62.5% average general equity fund, 25% average fixed income fund, and 12.5% average money market fund through December 31, 2002; and 50% average general equity fund, 25% average fixed income fund, 12.5% average 1–5 year investment-grade fund, and 12.5% average international fund thereafter.

The table at left presents the fund’s average annual return over the past decade, as well as those of its comparative standards and the Dow Jones Wilshire 5000 Index. The table also displays the growth of hypothetical $10,000 investments in the fund, in its benchmarks, and in the broad U.S. stock market.

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The fact that your fund’s average annual return surpassed the return of its composite index—by a solid 1.1-percentage-point margin—is noteworthy, because the index does not incur the operating and transaction costs that mutual funds do. The fund’s 2.5-percentage-point advantage relative to the composite fund average was even larger, with the ending value of a $10,000 investment in STAR some $5,627 more than an investment in the composite. Finally, your fund’s return marginally exceeded the return of the broad U.S. stock market, despite the fund’s more conservative roughly 60% stock/40% bond portfolio, an impressive accomplishment.

KEEP THINGS SIMPLE THROUGH ALL TYPES OF MARKETS

The STAR Fund’s excellent long-term record lends credibility to the arguments for diversification and balance in investors’ portfolios. The financial markets’ only certainty is persistent uncertainty. This reality suggests that a portfolio of diversified stock, bond, and money market funds in proportions determined by your unique goals, circumstances, and risk tolerance is the best way to benefit from the gains of one asset class, while cushioning yourself from any weaknesses in the other asset classes. The STAR Fund is a convenient, simple, and low-cost option for individuals who wish to pursue their investment goals by combining the diverse investment strategies—and broad diversification—of 11 underlying stock and bond portfolios in one “all inclusive” fund.

We appreciate the trust you place in Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

NOVEMBER 11, 2004

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Your Fund’s Performance at a Glance		October 31, 2003–October 31, 2004
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

STAR Fund	$16.67	$17.92	$0.42	$0.00

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As of 10/31/2004	FUND PROFILE This Profile provides a snapshot of the fund's characteristics, along with its allocation to various asset classes and to underlying Vanguard funds. Key terms are defined on page 8.

STAR FUND

Total Fund Characteristics
Yield	2.4%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.37%

Total Fund Volatility Measures	Fund	Broad Index**

R-Squared	0.93	1.00
Beta	0.59	1.00

Allocation to Underlying Vanguard Funds
Stock Funds
Vanguard Windsor II Fund	16.2%
Vanguard Windsor Fund	8.9
Vanguard PRIMECAP Fund	7.0
Vanguard U.S. Growth Fund	7.0
Vanguard Morgan Growth Fund	6.9
Vanguard International Value Fund	6.3
Vanguard International Growth Fund	6.3
Vanguard Explorer Fund	4.3
Bond Funds
Vanguard Long-Term Investment-Grade Fund	12.5%
Vanguard GNMA Fund	12.4
Short-Term Reserves
Vanguard Short-Term Investment-Grade Fund	12.2%

Total	100.0%

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

*	For underlying funds; annualized.
**	Dow Jones Wilshire 5000 Index.

Visit our website at Vanguard.com for regularly updated fund information.

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GLOSSARY OF INVESTMENT TERMS

Average Weighted Expense Ratio. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

8

As of 10/31/2004	PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

STAR FUND

Cumulative Performance October 31, 1994-October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

STAR Fund	10.14%	5.95%	10.75%	$27,772
Dow Jones Wilshire 5000 Index	10.00	-0.94	10.74	27,743
STAR Composite Index*	9.18	2.38	9.69	25,214
STAR Composite Average**	7.65	2.80	8.27	22,145

Fiscal-Year Total Returns(%) October 31, 1994-October 31, 2004

	STAR Fund			Composite**		STAR Fund			Composite**
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1995	15.7%	4.5%	20.2%	17.0%	2000	8.6%	3.9%	12.5%	14.0%
1996	13.1	4.3	17.4	14.3	2001	-6.4	3.3	-3.1	-13.4
1997	17.9	4.1	22.0	19.5	2002	-9.4	2.9	-6.5	-8.4
1998	5.8	3.4	9.2	4.4	2003	15.7	3.3	19.0	18.1
1999	7.3	3.4	10.7	15.7	2004	7.5	2.6	10.1	7.7

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter– rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

STAR Fund	3/29/1985	12.52%	6.18%	7.19%	3.55%	10.74%

*	The STAR Composite Index is weighted 62.5% Dow Jones Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, and 12.5% Citigroup 3-Month Treasury Bill Index through December 31, 2002; and 50% Dow Jones Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index thereafter.
**	The STAR Composite Average, which is derived from data provided by Lipper Inc., is weighted 62.5% average general equity fund, 25% average fixed income fund, and 12.5% average money market fund through December 31, 2002; and 50% average general equity fund, 25% average fixed income fund, 12.5% average 1–5 year investment-grade fund, and 12.5% average international fund thereafter.
Note: See Financial Highlights table on page 17 for dividend and capital gains information.

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YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended October 31, 2004
	One Year	Five Years	Ten Years

STAR Fund
Returns Before Taxes	10.14%	5.95%	10.75%
Returns After Taxes on Distributions	9.36	3.99	8.28
Returns After Taxes on Distributions and Sale of Fund Shares	6.71	4.02	7.98

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ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A typical fund’s expenses are expressed as a percentage of its average net assets. The STAR Fund has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the fund’s average weighted expense ratio, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the fund’s average weighted expense ratio.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2004
STAR Fund	Beginning Account Value 4/30/2004	Ending Account Value 10/31/2004	Expenses Paid During Period*

Based on
Actual Fund Return	$1,000.00	$1,042.26	$1.90
Based on Hypothetical
5% Yearly Return	$1,000.00	$1,023.28	$1.88

*The calculations are based on expenses incurred in the most recent fiscal period of each underlying fund. STAR Fund’s annualized average weighted expense ratio as of October 31, 2004 was 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Expense Ratios: Your fund compared with a benchmark
	Fund Expense Ratio	Average Weighted Expense Ratio*	Composite Benchmark Expense Ratio**

STAR Fund	0.00%	0.37%	1.36%

*	For underlying funds; annualized.
**	Based on the STAR Composite Average, which is weighted 50% average general equity fund, 25% average fixed income fund, 12.5% average 1–5 year investment-grade fund, and 12.5% average international fund. The figure is derived from data provided by Lipper Inc. and captures information through year-end 2003.

Note that the expenses shown in the table on page 11 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

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As of 10/31/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s investments in shares of each Vanguard fund, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

STAR Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (100%)
Stock Funds (62.8%)
Vanguard Windsor II Fund Investor Shares	57,363,880	$1,634,297
Vanguard Windsor Fund Investor Shares	53,484,200	896,395
Vanguard PRIMECAP Fund Investor Shares	11,994,736	699,773
Vanguard U.S. Growth Fund Investor Shares	46,752,458	699,417
Vanguard Morgan Growth Fund Investor Shares	46,403,808	699,305
Vanguard International Value Fund	22,424,818	635,968
Vanguard International Growth Fund Investor Shares	36,629,988	630,768
Vanguard Explorer Fund Investor Shares	6,447,867	432,072

	6,327,995

Bond Funds (24.8%)
Vanguard Long-Term Investment-Grade Fund Investor Shares	131,654,063	1,254,663
Vanguard GNMA Fund Investor Shares	119,335,702	1,250,638

	2,505,301

Short-Term Bond Fund (12.2%)
Vanguard Short-Term Investment-Grade Fund Investor Shares	114,638,669	1,228,927

Money Market Fund (0.2%)
Vanguard Market Liquidity Fund, 1.77%*	19,341,629	19,342

TOTAL INVESTMENTS
(Cost $8,134,710)	10,081,565

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STAR Fund	Market Value^ (000)
OTHER ASSETS AND LIABILITIES

Other Assets	$30,445
Liabilities	(29,295)

1,150

NET ASSETS (100%)

Applicable to 562,606,809 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)	$10,082,715

NET ASSET VALUE PER SHARE	$17.92

^See Note A in Notes to Financial Statements.
*Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share

Paid-in Capital	$8,131,112	$14.45
Undistributed Net Investment Income	57,260.10
Accumulated Net Realized Losses	(52,512)	(.09)
Unrealized Appreciation	1,946,855	3.46

NET ASSETS	$10,082,715	$17.92

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

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STATEMENT OF OPERATIONS

This Statement shows the fund’s Income Distributions Received from the other Vanguard funds in which it invests and any other income earned during the reporting period. This Statement also shows any Capital Gain Distributions Received from the other funds’ realized net gains, Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

STAR Fund Year Ended October 31, 2004 (000)

INVESTMENT INCOME
Income
Income Distributions Received	$227,070
Interest	163

NET INVESTMENT INCOME—Note B	227,233

REALIZED NET GAIN (LOSS)
Capital Gain Distributions Received	—
Investment Securities Sold	3,834

REALIZED NET GAIN (LOSS)	3,834

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES	663,897

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$894,964

15

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	STAR Fund
	Year Ended October 31,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$227,233	$199,905
Realized Net Gain (Loss)	3,834	(46,692)
Change in Unrealized Appreciation (Depreciation)	663,897	1,206,755

Net Increase (Decrease) in Net Assets Resulting from Operations	894,964	1,359,968

Distributions
Net Investment Income	(225,165)	(210,707)
Realized Capital Gain	—	—

Total Distributions	(225,165)	(210,707)

Capital Share Transactions1
Issued	1,370,768	815,764
Issued in Lieu of Cash Distributions	218,263	204,236
Redeemed	(847,438)	(722,855)

Net Increase (Decrease) from Capital Share Transactions	741,593	297,145

Total Increase (Decrease)	1,411,392	1,446,406

Net Assets
Beginning of Period	8,671,323	7,224,917

End of Period	$10,082,715	$8,671,323

1Shares Issued (Redeemed)
Issued	78,441	53,285
Issued in Lieu of Cash Distributions	12,680	13,701
Redeemed	(48,613)	(48,425)

Net Increase (Decrease) in Shares Outstanding	42,508	18,561

16

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. The table also presents the Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the fund pays no direct expenses; the fund’s share of the expenses of the other funds in which it invests reduces the income received from them. The data in the table will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; the extent to which the fund tends to distribute capital gains; and the portion of capital gain distributions representing the “pass-through” of capital gain distributions received from other Vanguard funds. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

STAR Fund

For a Share Outstanding	Year Ended October 31,			Jan.1 to Oct. 31,	Year Ended December 31,
Throughout Each Period	2004	2003	2002	2001*	2000	1999

Net Asset Value, Beginning of Period	$16.67	$14.41	$15.92	$17.81	$18.21	$17.96

Investment Operations
Net Investment Income	.41	.40	.480	.41	.65	.60
Capital Gain Distributions Received	—	—	.181	—	1.07	1.13
Net Realized and Unrealized Gain (Loss)
on Investments	1.26	2.28	(1.656)	(1.19)	.17	(.47)

Total from Investment Operations	1.67	2.68	(.995)	(.78)	1.89	1.26

Distributions
Dividends from Net Investment Income	(.42)	(.42)	(.500)	(.26)	(.64)	(.61)
Distributions from Realized Capital Gains	—	—	(.015)	(.85)	(1.65)	(.40)

Total Distributions	(.42)	(.42)	(.515)	(1.11)	(2.29)	(1.01)

Net Asset Value, End of Period	$17.92	$16.67	$14.41	$15.92	$17.81	$18.21

Total Return	10.14%	18.96%	-6.53%	-4.47%	10.96%	7.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,083	$8,671	$7,225	$7,850	$8,119	$8,087
Ratio of Total Expenses to
Average Net Assets—Note B	0%**	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.39%	2.60%	3.07%	2.91%†	3.57%	3.21%
Portfolio Turnover Rate	6%	15%	12%	6%	17%	10%

* The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
** The average weighted annualized expense ratio of the underlying funds was 0.37%.
† Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard STAR Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds. The fund invests 60% to 70% of its net assets in stock funds (predominantly large-capitalization value U.S. stock funds), 20% to 30% in intermediate- to long-term bond funds, and 10% to 20% in a short-term bond fund.

17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2.	Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.	Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended October 31, 2004, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2004, the fund had $58,835,000 of ordinary income available for distribution. The fund had available realized losses of $54,087,000 to offset future net capital gains of $5,692,000 through October 31, 2010, and $48,395,000 through October 31, 2011.

At October 31, 2004, net unrealized appreciation of investment securities for tax purposes was $1,946,855,000, consisting of unrealized gains of $2,010,634,000 on securities that had risen in value since their purchase and $63,779,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended October 31, 2004, the fund purchased $1,278,787,000 of investment securities and sold $537,593,000 of investment securities other than temporary cash investments.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard STAR Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard STAR Fund (the “Fund”) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by agreement to the underlying ownership records of the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2004

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD STAR FUND

This information for the fiscal year ended October 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $65,413,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 20.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

19

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Explorer, Morgan, STAR, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.	World Wide Web www.vanguard.com Fund Information 1-800-662-7447 Direct Investor Account Services 1-800-662-2739 Institutional Investor Services 1-800-523-1036 Text Telephone 1-800-952-3335
© 2004 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q560 122004

Vanguard® LifeStrategy® Funds

October 31, 2004

YOUR FUND REPORT

CONTENTS
1	LETTER FROM THE CHAIRMAN
7	FUND PROFILES
11	GLOSSARY OF INVESTMENT TERMS
12	PERFORMANCE SUMMARIES
16	YOUR FUND'S AFTER-TAX RETURNS
17	ABOUT YOUR FUND'S EXPENSES
19	FINANCIAL STATEMENTS
37	ADVANTAGES OF VANGUARD.COM

SUMMARY

• Returns for the Vanguard LifeStrategy Funds ranged from 6.2% for the most conservatively allocated option to 10.7% for the most aggressive fund in the fiscal year ended
   October 31, 2004. The funds outperformed their composite benchmark indexes.

• The stock market exhibited sharp swings through much of the 12-month period, but managed to retain a gain recorded in the first few months of the fiscal year.

• Bonds posted strong returns as news of increasing economic vigor traded headlines with climbing oil prices, a source of inflationary fears.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.

• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

• Communicate candidly not only about the rewards of investing but also about the risks and costs.

• Maintain highly effective controls to safeguard your assets and protect your confidential information.

• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

Want less clutter in your mailbox? Just register with
Vanguard.com® and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

Strong results in the bond market and solid stock returns produced attractive results for all four Vanguard LifeStrategy Funds. The gap between the most conservative fund, LifeStrategy Income, and the most aggressive, LifeStrategy Growth, was fairly narrow (see the table below). The more conservative funds benefited from rising prices in the bond market, a result of falling yields. The more aggressive portfolios benefited from exposure to international stocks, the best-performing asset class during the fiscal year.

All four funds were aided by a larger-than-usual allocation to stocks, a factor that helped them to outpace their respective composite indexes (which are weighted to reflect the target asset allocation of each fund). The larger stock exposure came by way of Vanguard® Asset Allocation Fund, a holding in all four portfolios, which maintained a high equity weighting during the period based on the manager’s assessment of market conditions.

2004 Total Returns	Fiscal Year Ended October 31
Vanguard LifeStrategy Income Fund	6.2%

Income Composite Index*	5.9

Vanguard LifeStrategy Conservative

Growth Fund	7.5%

Conservative Growth Composite Index*	7.2

Vanguard LifeStrategy Moderate

Growth Fund	9.4%

Moderate Growth Composite Index*	9.1

Vanguard LifeStrategy Growth Fund	10.7%

Growth Composite Index*	10.4

*Total returns for the composite indexes are derived by applying the funds’ target allocations to the results of the following benchmarks: for U.S.
   stocks, the Dow Jones Wilshire 5000 Composite Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia,
   Far East Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term reserves, the Lehman 1–3 Year U.S. Credit Index.

The adjacent table presents the total returns (capital change plus reinvested dividends) for all four LifeStrategy Funds and their composite indexes. The table on page 6 shows the funds’ starting and ending net asset values, dividend distributions, and 30-day

SEC yields as of October 31. If you own a LifeStrategy Fund in a taxable account, you may wish to review the fund’s after-tax returns on page 16.

STOCKS LOCKED IN THEIR EARLY GAINS

The rally in stocks that began in 2003 carried into January, but then lost momentum. For the broad stock market, the gains recorded early in the fiscal year held at the end, despite sharp market swings in the latter half of the period. Investors digested the good and the bad as solid corporate earnings growth and positive economic reports competed for attention with ever-rising prices for crude oil and pronounced geopolitical uncertainties. For the 12 months, the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 10.0%.

Smaller-capitalization stocks provided higher returns for the fiscal year than did large-caps. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) earned far better returns than growth-oriented issues (those expected to produce above-average earnings growth). Value investors benefited handsomely from gains among companies producing and selling oil and raw materials. Returns from most international markets were enhanced for U.S.-based investors by the continued weakness of the greenback relative to major currencies.

Market Barometer		Average Annual Total Returns Periods Ended October 31, 2004

		One Year	Three Years	Five Years
Stocks	Russell 1000 Index (Large-caps)	9.3%	4.5%	-1.6%
	Russell 2000 Index (Small-caps)	11.7	12.3	7.7
	Dow Jones Wilshire 5000 Index	10.0	5.8	-0.9
	(Entire market)
	MSCI All Country World Index
	ex USA (International)	19.7	11.6	0.4

Bonds	Lehman Aggregate Bond Index	5.5%	5.4%	7.6%
	(Broad taxable market)
	Lehman Municipal Bond Index	6.0	5.7	7.2
	Citigroup 3-Month Treasury Bill Index	1.1	1.4	2.9

CPI	Consumer Price Index	3.2%	2.4%	2.6%

THE BOND MARKET WAS SWAYED BY ECONOMIC UNCERTAINTIES

Yields of bonds fell during the first half of the period, boosting bond prices and returns. In April, however, yields began to climb on reports of higher-than-expected inflation and strong job growth. Yields tailed off again in August and September, as reports suggested the economic recovery had lost some steam. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, started the fiscal year at 4.29%, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and finished the period at 4.02%.

Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, recorded another strong year, returning 5.5% for the 12 months, slightly ahead of their three-year average. Below-investment-grade bonds were the best performers, however, benefiting from improved corporate fundamentals and investors’ appetite for higher yields.

The yield of the 3-month Treasury bill (a proxy for money market rates) rose 0.94 percentage point over the fiscal year in response to the Federal Reserve Board’s three separate actions—in June, August, and September—to raise its target for the federal funds rate. The Treasury bill, which yielded 0.95% at the start of the fiscal year, yielded 1.89% as of October 31.

SOLID GAINS IN ALL ASSET CLASSES DROVE THE FUNDS’ PERFORMANCE

The LifeStrategy Funds are “funds of funds” that invest in other Vanguard® mutual funds—primarily index portfolios that mirror the broad U.S. and international stock markets and the U.S. bond market. Among the LifeStrategy Funds, allocations to these underlying funds range along a spectrum from a heavy emphasis on bonds to a heavy tilt toward stocks. During the 2004 fiscal year, solid gains in all asset classes translated to healthy returns for all the LifeStrategy Funds.

The returns of the underlying funds in the fiscal year ranged from 2.8% for Vanguard® Short-Term Investment-Grade Fund, a holding of approximately 20% in each of the two more conservative funds, to

Target and Actual Asset Allocations			Percentages as of October 31, 2004
	Stocks*		Bonds		Short-Term Reserves
LifeStrategy Fund	Target	Actual	Target	Actual	Target	Actual
Income	20%	28%	60%	52%	20%	20%

Conservative Growth	40	48	40	32	20	20

Moderate Growth	60	68	40	32	0	0

Growth	80	88	20	12	0	0

*Actual international stock positions for the Income, Conservative Growth, Moderate Growth, and Growth Funds equaled 0%, 5%, 10%, and 15% of assets, respectively.

18.8% for Vanguard® Total International Stock Index Fund, which has progressively higher weightings in the LifeStrategy Conservative Growth, Moderate Growth, and Growth Funds. (The Fund Profiles in this report, starting on page 7, show the proportions of the holdings in each LifeStrategy Fund.)

Three underlying funds are common to all the LifeStrategy Funds:

Vanguard® Total Bond Market Index Fund, which returned 5.3% for the fiscal year; Vanguard® Total Stock Market Index Fund, up 9.9%; and Vanguard Asset Allocation Fund, up 9.4%. The Asset Allocation Fund represents about 25% of each LifeStrategy portfolio. It can shift its asset mix among stocks, bonds, or short-term reserves based upon the advisor’s ongoing assessment of the relative attractiveness of each asset class. The fund began the fiscal year with 90% of its assets in stocks and 10% in bonds; it ended the year with the same mix.

Total Returns		Fiscal Year Ended October 31, 2004
LifeStrategy Fund	Vanguard Fund	Mutual Fund Average*	Vanguard Advantage™
Income	6.2%	4.9%	1.3%

Conservative Growth	7.5	5.8	1.7

Moderate Growth	9.4	7.8	1.6

Growth	10.7	8.7	2.0

*Each average is a blended composite that weights the return of the average comparable mutual fund for each asset class in proportion to the target weighting of the appropriate LifeStrategy Fund. All average returns for funds are derived from data provided by Lipper Inc.

THE FUNDS HAVE BESTED PEER AVERAGES OVER THE LONG TERM

Over the past decade, each LifeStrategy Fund has outdistanced a composite average return of appropriate Lipper fund groups, with the gaps ranging between 1.4% and 2.1% annually, on average. That superiority has added substantial value to the accounts of our shareholders. For example, as the table on page 5 shows, a hypothetical $10,000 investment in the LifeStrategy Growth Fund would have grown to $24,867 by October 31, an advantage of $3,017 over the composite fund average.

This performance advantage rests on two Vanguard hallmarks: indexing expertise and low costs. Vanguard is an industry leader in building well-diversified indexed portfolios that are run so efficiently that they provide close tracking of their target indexes. As to costs, the LifeStrategy Funds do not charge investors for any expenses beyond those associated with the underlying funds (which themselves have some of the lowest costs in the industry). Many funds of funds offered by other companies charge two layers of fees. For more on expenses, see pages 17 and 18.

Total Returns		Ten Years Ended October 31, 2004
	Average Annual Return	Final Value of a $10,000 Initial Investment
LifeStrategy Income Fund	8.6%	$22,820

Income Composite Index	7.9	21,363

Income Composite Average	6.5	18,795

LifeStrategy Conservative

Growth Fund	8.9%	$23,523

Conservative Growth

Composite Index	8.3	22,107

Conservative Growth

Composite Average	7.0	19,627

LifeStrategy Moderate

Growth Fund	9.5%	$24,730

Moderate Growth

Composite Index	9.2	24,197

Moderate Growth

Composite Average	7.9	21,319

LifeStrategy Growth Fund	9.5%	$24,867

Growth Composite Index	9.4	24,558

Growth Composite Average	8.1	21,850

INVESTORS SKIP TEN YEARS OF DECISIONS

The Vanguard LifeStrategy Funds were created ten years ago to answer a need voiced by many investors for a one-fund solution to setting up an appropriate allocation of their investments. The funds offer investors an opportunity to decide the allocation question once, rather than over and over. The investor can determine whether an aggressive asset allocation makes sense, or whether a more conservative investment plan is appropriate, given his or her individual risk tolerance, goals, and time horizon.

Once the investor selects a fund, Vanguard does the rest, maintaining a well-diversified, balanced portfolio for the investor at a low cost. This approach can be ideal for people who don’t have time or interest to repeatedly revisit the questions of how to allocate assets and how to select appropriate investments within each asset class.

If your circumstances change, the LifeStrategy series makes it easy to select a different all-in-one portfolio that is more aggressive—or more conservative—as your needs warrant. We hope that having these options makes it easier for you to invest your hard-earned assets in a way that will help you meet your needs over the long term.

Thank you for your continuing confidence in Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

NOVEMBER 11, 2004

Your Fund's Performance at a Glance			October 31, 2003-October 31, 2004
			Distributions Per Share
LifeStrategy Fund	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains	SEC Yield*
Income	$13.03	$13.39	$0.43	$0.00	3.37%

Conservative Growth	14.17	14.83	0.39	0.00	2.82

Moderate Growth	16.06	17.17	0.38	0.00	2.46

Growth	17.32	18.84	0.32	0.00	1.92

*30-day advertised yield net of expenses at month-end.

FUND PROFILE

As of 10/31/2004	These Profiles provide snapshots of each fund’s characteristics, along with the fund’s allocations to various asset classes and to underlying Vanguard funds. Key terms are defined on page 11.

LIFESTRATEGY INCOME FUND
Financial Attributes
Yield	3.4%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.25%

Volatility Measures
	Fund	Broad Index**
R-Squared	0.11	1.00
Beta	0.31	1.00

Allocation to Underlying Vanguard Funds
Total Bond Market Index Fund	49.8%
Asset Allocation Fund	25.4
Short-Term Investment-Grade Fund	19.7
Total Stock Market Index Fund	5.1

Total	100.0%

  *For underlying funds; annualized.
**Lehman Aggregate Bond Index.

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

       Visit our website at Vanguard.com
for regularly updated fund information.

FUND PROFILES (CONTINUED)

LIFESTRATEGY CONSERVATIVE GROWTH FUND
Financial Attributes
Yield	2.8%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.25%

Volatility Measures	Fund	Broad Index**
R-Squared	0.89	1.00
Beta	0.42	1.00

Allocation to Underlying Vanguard Funds
Total Bond Market Index Fund	29.9%
Asset Allocation Fund	25.3
Total Stock Market Index Fund	20.1
Short-Term Investment-Grade Fund	19.6
Total International Stock Index Fund	5.1

Total	100.0%

  *For underlying funds; annualized.
**Dow Jones Wilshire 5000 Index.

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

LIFESTRATEGY MODERATE GROWTH FUND
Financial Attributes
Yield	2.5%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.26%

Volatility Measures	Fund	Broad Index**
R-Squared	0.95	1.00
Beta	0.63	1.00

Allocation to Underlying Vanguard Funds
Total Stock Market Index Fund	35.0%
Total Bond Market Index Fund	29.8
Asset Allocation Fund	25.0
Total International Stock Index Fund	10.2

Total	100.0%

  *For underlying funds; annualized.
**Dow Jones Wilshire 5000 Index.

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

        Visit our website at Vanguard.com
for regularly updated fund information.

FUND PROFILES (CONTINUED)

LIFESTRATEGY GROWTH FUND
Financial Attributes
Yield	1.9%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.26%

Volatility Measures	Fund	Broad Index**
R-Squared	0.98	1.00
Beta	0.84	1.00

Allocation to Underlying Vanguard Funds
Total Stock Market Index Fund	50.1%
Asset Allocation Fund	25.0
Total International Stock Index Fund	15.1
Total Bond Market Index Fund	9.8

Total	100.0%

  *For underlying funds; annualized.
**Dow Jones Wilshire 5000 Index.

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

        Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Average Weighted Expense Ratio. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

PERFORMANCE SUMMARIES

As of 10/31/2004	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

LIFESTRATEGY INCOME FUND

Cumulative Performance October 31, 1994–October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment
LifeStrategy Income Fund	6.15%	5.47%	8.60%	$22,820
Lehman Aggregate Bond Index	5.53	7.58	7.76	21,112
Income Composite Index*	5.90	5.26	7.89	21,363
Income Composite Average**	4.89	4.32	6.51	18,795

Fiscal-Year Total Returns (%) October 31, 1994-October 31, 2004
	LifeStrategy Income Fund			Income Composite Index*		LifeStrategy Income Fund			Income Composite Index*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1995	13.9%	5.0%	18.9%	15.6%	2000	1.7%	5.8%	7.5%	7.4%
1996	4.2	5.5	9.7	8.9	2001	-0.7	5.5	4.8	3.7
1997	7.6	5.9	13.5	12.5	2002	-5.3	4.5	-0.8	1.3
1998	6.8	5.4	12.2	10.0	2003	6.1	3.8	9.9	8.2
1999	0.1	5.2	5.3	6.1	2004	2.8	3.4	6.2	5.9

Average Annual Total Returns for Periods Ended September 30, 2004.

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
LifeStrategy Income Fund	9/30/1994	6.01%	5.54%	3.49%	5.00%	8.49%

  *60% Lehman Aggregate Bond Index, 20% Dow Jones Wilshire 5000 Index, and 20% Lehman 1-3 Year U.S. Credit Index.
**A composite fund average weighted 60% average fixed income fund, 20% average general equity fund, and 20% average money market fund. Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 29 for dividend and capital gains information.

LIFESTRATEGY CONSERVATIVE GROWTH FUND

Cumulative Performance October 31, 1994–October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment
LifeStrategy Conservative Growth Fund	7.49%	4.05%	8.93%	$23,523
Lehman Aggregate Bond Index	5.53	7.58	7.76	21,112
Dow Jones Wilshire 5000 Index	10.00	-0.94	10.74	27,743
Conservative Growth Composite Index*	7.22	3.67	8.26	22,107
Conservative Growth Composite Average**	5.84	3.34	6.98	19,627

Fiscal-Year Total Returns (%) October 31, 1994–October 31, 2004

	LifeStrategy Conservative Growth Fund			Conservative Growth Composite Index*		LifeStrategy Conservative Growth Fund			Conservative Growth Composite Index*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1995	14.4%	4.4	18.8%	16.2%	2000	2.5%	4.8	7.3%	7.0%
1996	7.2	4.9	12.1	11.4	2001	-7.6	4.3	-3.3	-4.6
1997	11.5	4.9	16.4	15.7	2002	-7.7	3.6	-4.1	-2.5
1998	8.5	4.5	13.0	11.0	2003	10.6	3.4	14.0	12.2
1999	5.5	4.5	10.0	11.0	2004	4.7	2.8	7.5	7.2

Average Annual Total Returns for Periods Ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
LifeStrategy Conservative Growth Fund	9/30/1994	8.71%	4.30%	4.66%	4.21%	8.87%

  *40% Lehman Aggregate Bond Index, 35% Dow Jones Wilshire 5000 Index, 20% Lehman 1–3 Year U.S. Credit Index, and 5% MSCI EAFE Index.
**A composite fund average weighted 40% average fixed income fund, 35% average general equity fund, 20% average money market fund, and 5% average international fund. Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 30 for dividend and capital gains information.

PERFORMANCE SUMMARIES (CONTINUED)

LIFESTRATEGY MODERATE GROWTH FUND

Cumulative Performance October 31, 1994–October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment
LifeStrategy Moderate Growth Fund	9.37%	2.76%	9.48%	$24,730
Dow Jones Wilshire 5000 Index	10.00	-0.94	10.74	27,743
Lehman Aggregate Bond Index	5.53	7.58	7.76	21,112
Moderate Growth Composite Index*	9.11	2.81	9.24	24,197
Moderate Growth Composite Average**	7.76	2.92	7.86	21,319

Fiscal-Year Total Returns (%) October 31, 1994-October 31, 2004
	LifeStrategy Moderate Growth Fund			Moderate Growth Composite Index*		LifeStrategy Moderate Growth Fund			Moderate Growth Composite Index*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1995	17.5%	3.1	20.6%	19.0%	2000	3.8%	3.4	7.2%	6.9%
1996	10.9	3.7	14.6	14.2	2001	-13.7	3.0	-10.7	-10.9
1997	15.7	3.9	19.6	19.6	2002	-10.1	2.8	-7.3	-5.5
1998	10.8	3.5	14.3	12.8	2003	15.0	3.1	18.1	16.9
1999	10.7	3.6	14.3	15.0	2004	6.9	2.5	9.4	9.1

Average Annual Total Returns for Periods Ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
LifeStrategy Moderate Growth Fund	9/30/1994	11.61%	3.14%	6.12%	3.23%	9.35%

  *50% Dow Jones Wilshire 5000 Index, 40% Lehman Aggregate Bond Index, and 10% MSCI EAFE Index.
**A composite fund average weighted 50% average general equity fund, 40% average fixed income fund, and 10% average international fund. Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 31 for dividend and capital gains information.

LIFESTRATEGY GROWTH FUND

Cumulative Performance October 31, 1994–October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment
LifeStrategy Growth Fund	10.70%	1.02%	9.54%	$24,867
Dow Jones Wilshire 5000 Index	10.00	-0.94	10.74	27,743
Growth Composite Index*	10.42	1.01	9.40	24,558
Growth Composite Average**	8.69	1.72	8.13	21,850

Fiscal-Year Total Returns (%) October 31, 1994-October 31, 2004
	LifeStrategy Growth Fund			Growth Composite Index*		LifeStrategy Growth Fund			Growth Composite Index*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1995	17.5%	2.8	20.3%	19.6%	2000	4.3%	2.5	6.8%	6.4%
1996	14.2	2.9	17.1	16.8	2001	-20.1	1.9	-18.2	-18.4
1997	19.5	3.0	22.5	22.7	2002	-12.7	1.8	-10.9	-9.4
1998	12.2	2.6	14.8	13.5	2003	19.9	2.2	22.1	20.9
1999	16.6	2.8	19.4	20.0	2004	8.8	1.9	10.7	10.4

Average Annual Total Returns for Periods Ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
LifeStrategy Growth Fund	9/30/1994	14.23%	1.56%	7.11%	2.42%	9.53%

  *65% Dow Jones Wilshire 5000 Index, 20% Lehman Aggregate Bond Index, and 15% MSCI EAFE Index.
**A composite fund average weighted 65% average general equity fund, 20% average fixed income fund, and 15% average international fund. Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 32 for dividend and capital gains information.

YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended October 31, 2004

	One Year	Five Years	Ten Years
LifeStrategy Income Fund
Returns Before Taxes	6.15%	5.47%	8.60%
Returns After Taxes on Distributions	5.03	3.63	6.44
Returns After Taxes on Distributions and Sale of Fund Shares	4.05	3.54	6.12

LifeStrategy Conservative Growth Fund
Returns Before Taxes	7.49%	4.05%	8.93%
Returns After Taxes on Distributions	6.63	2.52	7.06
Returns After Taxes on Distributions and Sale of Fund Shares	4.98	2.52	6.63

LifeStrategy Moderate Growth Fund
Returns Before Taxes	9.37%	2.76%	9.48%
Returns After Taxes on Distributions	8.70	1.57	7.99
Returns After Taxes on Distributions and Sale of Fund Shares	6.26	1.64	7.41

LifeStrategy Growth Fund
Returns Before Taxes	10.70%	1.02%	9.54%
Returns After Taxes on Distributions	10.28	0.18	8.37
Returns After Taxes on Distributions and Sale of Fund Shares	7.19	0.39	7.70

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

Six Months Ended October 31, 2004
LifeStrategy Fund	Beginning Account Value 4/30/2004	Ending Account Value 10/31/2004	Expenses Paid During Period*
Based on Actual Fund Return
Income	$1,000.00	$1,036.14	$1.28
Conservative Growth	1,000.00	1,036.12	1.28
Moderate Growth	1,000.00	1,041,04	1.33
Growth	1,000.00	1,040.70	1.33

Based on Hypothetical 5% Yearly Return
Income	$1,000.00	$1,023.88	$1.27
Conservative Growth	1,000.00	1,023.88	1.27
Moderate Growth	1,000.00	1,023.83	1.32
Growth	1,000.00	1,023.83	1.32

*The calculations are based on expenses incurred in the most recent fiscal period of each underlying fund. The LifeStrategy Funds’ annualized average weighted expense ratios as of October 31, 2004, were (in order as listed from top to bottom, above) 0.25%, 0.25%, 0.26%, and 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

A typical fund’s expenses are expressed as a percentage of its average net assets. The LifeStrategy Funds have no direct expenses, but each fund bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the fund’s average weighted expense ratio, also expressed as a percentage of average net assets. The examples in the accompanying tables are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using each fund’s average weighted expense ratio.

The table above illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Please note that the expenses shown in the table on page 17 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

Expense Ratios:
Your fund compared with its benchmark
LifeStrategy Fund	Fund Expense Ratio	Average Weighted Expense Ratio*	Composite- Benchmark Expense Ratio**
Income	0.00%	0.25%	1.07%
Conservative Growth	0.00	0.25	1.20
Moderate Growth	0.00	0.26	1.34
Growth	0.00	0.26	1.47

  *For underlying funds; annualized.
**Composite benchmarks are (from top to bottom) the Income Composite Average, the Conservative Growth Composite Average, the Moderate Growth Composite
  Average, and the Growth Composite Average. Each average is a blended composite that weights the expense of the average comparable mutual fund for each asset class in proportion with the target weighting of the appropriate LifeStrategy Fund. Composite-benchmark expense ratios are derived from data provided by
   Lipper Inc. and capture information through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

As of 10/31/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund’s investments in shares of each Vanguard fund, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

LifeStrategy Income Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (99.8%)

Stock Fund (5.0%)
Vanguard Total Stock Market Index Fund Investor Shares	3,041,012	$ 81,165

Balanced Fund (25.3%)
Vanguard Asset Allocation Fund Investor Shares	17,549,016	408,190

Bond Fund (49.7%)
Vanguard Total Bond Market Index Fund Investor Shares	77,417,149	800,493

Short-Term Bond Fund (19.7%)
Vanguard Short-Term Investment-Grade Fund Investor Shares	29,528,779	316,548

Money Market Fund (0.1%)
Vanguard(R)Market Liquidity Fund, 1.77%*	2,012,545	2,013

TOTAL INVESTMENT COMPANIES
(Cost $1,530,188)		1,608,409

LifeStrategy Income Fund	Market Value^ (000)
OTHER ASSETS AND LIABILITIES (0.2%)

Other Assets	$7,622
Liabilities	(4,962)

2,660

NET ASSETS (100%)

Applicable to 120,318,770 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	$1,611,069

NET ASSET VALUE PER SHARE	$13.39

^See Note A in Notes to Financial Statements.
*Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share
Paid-in Capital	$1,529,427	$12.72
Undistributed Net Investment Income	5,359.04
Accumulated Net Realized Losses	(1,938)	(.02)
Unrealized Appreciation	78,221.65

NET ASSETS	$1,611,069	$13.39

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

LifeStrategy Conservative Growth Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (100%)

Stock Funds (25.2%)
Vanguard Total Stock Market Index Fund Investor Shares	26,112,835	$696,952
Vanguard Total International Stock Index Fund	15,369,063	176,437

		873,389

Balanced Fund (25.2%)
Vanguard Asset Allocation Fund Investor Shares	37,533,226	873,023

Bond Fund (29.9%)
Vanguard Total Bond Market Index Fund Investor Shares	100,143,155	1,035,480

Short-Term Bond Fund (19.6%)
Vanguard Short-Term Investment-Grade Fund Investor Shares	63,164,828	677,127

Money Market Fund (0.1%)
Vanguard Market Liquidity Fund, 1.77%*	3,250,099	3,250

TOTAL INVESTMENT COMPANIES
(Cost $3,177,778)		3,462,269

OTHER ASSETS AND LIABILITIES

Other Assets		13,556
Liabilities		(12,441)

		1,115

NET ASSETS (100%)

Applicable to 233,469,350 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		$3,463,384

NET ASSET VALUE PER SHARE		$14.83

^See Note A in Notes to Financial Statements.
*Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share
Paid-in Capital	$3,184,033	$13.63
Undistributed Net Investment Income	8,568.04
Accumulated Net Realized Losses	(13,708)	(.06)
Unrealized Appreciation	284,491	1.22

NET ASSETS	$3,463,384	$14.83

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

LifeStrategy Moderate Growth Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (99.9%)

Stock Funds (45.1%)
Vanguard Total Stock Market Index Fund Investor Shares	86,501,405	$2,308,723
Vanguard Total International Stock Index Fund	58,064,662	666,582

		2,975,305

Balanced Fund (25.0%)
Vanguard Asset Allocation Fund Investor Shares	70,790,609	1,646,590

Bond Fund (29.7%)
Vanguard Total Bond Market Index Fund Investor Shares	189,880,559	1,963,365

Money Market Fund (0.1%)
Vanguard Market Liquidity Fund, 1.77%*	7,113,351	7,113

TOTAL INVESTMENT COMPANIES
(Cost $6,000,517)		6,592,373

OTHER ASSETS AND LIABILITIES (0.1%)

Other Assets		18,437
Liabilities		(14,932)

		3,505

NET ASSETS (100%)

Applicable to 384,230,733 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		$6,595,878

NET ASSET VALUE PER SHARE		$17.17

^See Note A in Notes to Financial Statements.
*Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share
Paid-in Capital	$5,994,530	$15.61
Undistributed Net Investment Income	35,675.09
Accumulated Net Realized Losses	(26,183)	(.07)
Unrealized Appreciation	591,856	1.54

NET ASSETS	$6,595,878	$17.17

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

LifeStrategy Growth Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (99.9%)

Stock Funds (65.1%)
Vanguard Total Stock Market Index Fund Investor Shares	103,625,573	$2,765,768
Vanguard Total International Stock Index Fund	72,838,710	836,188

		3,601,956

Balanced Fund (24.9%)
Vanguard Asset Allocation Fund Investor Shares	59,294,334	1,379,186

Bond Fund (9.8%)
Vanguard Total Bond Market Index Fund Investor Shares	52,444,901	542,280

Money Market Fund (0.1%)
Vanguard Market Liquidity Fund, 1.77%*	5,530,466	5,530

TOTAL INVESTMENT COMPANIES
(Cost $5,028,243)		5,528,952

OTHER ASSETS AND LIABILITIES (0.1%)

Other Assets		13,074
Liabilities		(6,901)

		6,173

NET ASSETS (100%)

Applicable to 293,829,479 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		$5,535,12

NET ASSET VALUE PER SHARE		$18.84

^See Note A in Notes to Financial Statements.
*Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share
Paid-in Capital	$5,047,207	$17.18
Undistributed Net Investment Income	17,767.06
Accumulated Net Realized Losses	(30,558)	(.10)
Unrealized Appreciation	500,709	1.70

NET ASSETS	$5,535,125	$18.84

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows each fund’s Income Distributions Received from the other Vanguard funds in which it invests and any other income earned during the reporting period. This Statement also shows any Capital Gain Distributions Received from the other funds’ realized net gains, Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

	LifeStrategy Income Fund	LifeStrategy Conservative Growth Fund	LifeStrategy Moderate Growth Fund	LifeStrategy Growth Fund
	Year Ended October 31, 2004
	(000)	(000)	(000)	(000)
INVESTMENT INCOME
Income
Income Distributions Received	$49,341	86,616	$142,087	$90,681
Interest	17	49	59	64

NET INVESTMENT INCOME—Note B	49,358	86,665	142,146	90,745

REALIZED NET GAIN (LOSS)
Capital Gain Distributions Received	1,091	1,355	2,590	726
Investment Securities Sold	(33)	(2,069)	(1,755)	(636)

REALIZED NET GAIN (LOSS)	1,058	(714)	835	90

CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES	35,657	135,477	376,971	401,499

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$86,073	$221,428	$519,952	$492,334

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	LifeStrategy Income Fund
	Year Ended October 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	49,358	40,163
Realized Net Gain (Loss)	1,058	(2,167)
Change in Unrealized Appreciation (Depreciation)	35,657	70,916

Net Increase (Decrease) in Net Assets Resulting from Operations	86,073	108,912

Distributions
Net Investment Income	(48,114)	(40,183)
Realized Capital Gain	—	—

Total Distributions	(48,114)	(40,183)

Capital Share Transactions 1
Issued	558,995	460,974
Issued in Lieu of Cash Distributions	44,512	36,930
Redeemed	(335,861)	(262,079)

Net Increase (Decrease) from Capital Share Transactions	267,646	235,825

Total Increase (Decrease)	305,605	304,554

Net Assets
Beginning of Period	1,305,464	1,000,910

End of Period	$1,611,069	$1,305,464

1 Shares Issued (Redeemed)
Issued	42,170	36,443
Issued in Lieu of Cash Distributions	3,371	2,928
Redeemed	(25,385)	(20,718)

Net Increase (Decrease) in Shares Outstanding	20,156	18,653

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

	LifeStrategy Conservative Growth Fund
	Year Ended October 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 86,665	$ 69,762
Realized Net Gain (Loss)	(714)	(4,387)
Change in Unrealized Appreciation (Depreciation)	135,477	254,047

Net Increase (Decrease) in Net Assets Resulting from Operations	221,428	319,422

Distributions
Net Investment Income	(84,042)	(70,910)
Realized Capital Gain	—	—

Total Distributions	(84,042)	(70,910)

Capital Share Transactions 1
Issued	1,029,643	713,305
Issued in Lieu of Cash Distributions	81,149	68,150
Redeemed	(579,497)	(367,862)

Net Increase (Decrease) from Capital Share Transactions	531,295	413,593

Total Increase (Decrease)	668,681	662,105

Net Assets
Beginning of Period	2,794,703	2,132,598

End of Period	$3,463,384	$2,794,703

1 Shares Issued (Redeemed)
Issued	70,443	53,308
Issued in Lieu of Cash Distributions	5,579	5,134
Redeemed	(39,733)	(27,731)

Net Increase (Decrease) in Shares Outstanding	36,289	30,711

	LifeStrategy Moderate Growth Fund
	Year Ended October 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 142,146	$ 104,107
Realized Net Gain (Loss)	835	(4,792)
Change in Unrealized Appreciation (Depreciation)	376,971	643,451

Net Increase (Decrease) in Net Assets Resulting from Operations	519,952	742,766

Distributions
Net Investment Income	(134,029)	(108,009)
Realized Capital Gain	—	—

Total Distributions	(134,029)	(108,009)

Capital Share Transactions 1
Issued	1,886,331	1,216,177
Issued in Lieu of Cash Distributions	132,469	106,599
Redeemed	(1,054,426)	(608,489)

Net Increase (Decrease) from Capital Share Transactions	964,374	714,287

Total Increase (Decrease)	1,350,297	1,349,044

Net Assets
Beginning of Period	5,245,581	3,896,537

End of Period	$6,595,878	$5,245,581

1 Shares Issued (Redeemed)
Issued	112,645	82,011
Issued in Lieu of Cash Distributions	7,967	7,412
Redeemed	(63,056)	(41,969)

Net Increase (Decrease) in Shares Outstanding	57,556	47,454

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

	LifeStrategy Growth Fund
	Year Ended October 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 90,745	$ 64,990
Realized Net Gain (Loss)	90	(1,871)
Change in Unrealized Appreciation (Depreciation)	401,499	694,725

Net Increase (Decrease) in Net Assets Resulting from Operations	492,334	757,844

Distributions
Net Investment Income	(87,088)	(64,443)
Realized Capital Gain	—	—

Total Distributions	(87,088)	(64,443)

Capital Share Transactions 1
Issued	1,421,991	921,438
Issued in Lieu of Cash Distributions	86,109	63,721
Redeemed	(800,576)	(465,081)

Net Increase (Decrease) from Capital Share Transactions	707,524	520,078

Total Increase (Decrease)	1,112,770	1,213,479

Net Assets
Beginning of Period	4,422,355	3,208,876

End of Period	$5,535,125	$4,422,355

1 Shares Issued (Redeemed)
Issued	77,593	59,653
Issued in Lieu of Cash Distributions	4,731	4,272
Redeemed	(43,772)	(30,729)

Net Increase (Decrease) in Shares Outstanding	38,552	33,196

FINANCIAL HIGHLIGHTS

This table summarizes each fund’s investment results and distributions to shareholders on a per-share basis. The table also presents the Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the fund pays no direct expenses; the fund’s share of the expenses of the other funds in which it invests reduces the income received from them. The data in the table will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; the extent to which the fund tends to distribute capital gains; and the portion of capital gain distributions representing the “pass-through” of capital gain distributions received from other Vanguard funds. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

LifeStrategy Income Fund
					Year Ended
	Year Ended October 31,			Jan.1 to Oct. 31,	December 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2000	1999
Net Asset Value, Beginning of Period	$13.03	$12.28	$12.97	$13.01	$12.82	$13.22
Investment Operations
Net Investment Income	.43	.44	.57	.52	.74	.69
Capital Gain Distributions Received	.01	—	—	—	.04	.14
Net Realized and Unrealized Gain (Loss)
on Investments	.35	.76	(.67)	(.09)	.23	(.47)

Total from Investment Operations	.79	1.20	(.10)	.43	1.01	.36

Distributions
Dividends from Net Investment Income	(.43)	(.45)	(.59)	(.45)	(.74)	(.69)
Distributions from Realized Capital Gains	—	—	—	(.02)	(.08)	(.07)

Total Distributions	(.43)	(.45)	(.59)	(.47)	(.82)	(.76)

Net Asset Value, End of Period	$13.39	$13.03	$12.28	$12.97	$13.01	$12.82

Total Return	6.15%	9.95%	-0.79%	3.42%	8.06%	2.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,611	$1,305	$1,001	$790	$632	$555
Ratio of Total Expenses to
Average Net Assets—Note B	0%**	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	3.31%	3.53%	4.64%	4.87%†	5.84%	5.37%
Portfolio Turnover Rate	4%	4%	10%	4%	17%	11%

  *The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**The average weighted expense ratio of the underlying funds was 0.25%.
  † Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)

LifeStrategy Conservative Growth Fund
					Year Ended
	Year Ended October 31,			Jan.1 to Oct. 31,	December 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2000	1999
Net Asset Value, Beginning of Period	$14.17	$12.81	$13.88	$14.71	$15.10	$14.71
Investment Operations
Net Investment Income	.40	.39	.51	.45	.70	.64
Capital Gain Distributions Received	(.02)	—	—	—	.06	.18
Net Realized and Unrealized Gain (Loss)
on Investments	.67	1.37	(1.06)	(.84)	(.29)	.31

Total from Investment Operations	1.05	1.76	(.55)	(.39)	.47	1.13

Distributions
Dividends from Net Investment Income	(.39)	(.40)	(.52)	(.40)	(.70)	(.63)
Distributions from Realized Capital Gains	—	—	—	(.04)	(.16)	(.11)

Total Distributions	(.39)	(.40)	(.52)	(.44)	(.86)	(.74)

Net Asset Value, End of Period	$14.83	$14.17	$12.81	$13.88	$14.71	$15.10

Total Return	7.49%	13.99%	-4.11%	-2.61%	3.12%	7.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,463	$2,795	$2,133	$1,954	$1,897	$1,748
Ratio of Total Expenses to
Average Net Assets—Note B	0%**	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.74%	2.92%	3.79%	3.78%†	4.73%	4.34%
Portfolio Turnover Rate	5%	5%	12%	14%	9%	5%

  *The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**The average weighted expense ratio of the underlying funds was 0.25%.
   † Annualized.

LifeStrategy Moderate Growth Fund
					Year Ended
	Year Ended October 31,			Jan.1 to Oct. 31,	December 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2000	1999
Net Asset Value, Beginning of Period	$16.06	$13.96	$15.52	$17.25	$18.18	$16.86
Investment Operations
Net Investment Income	.39	.345	.45	.35	.64	.55
Capital Gain Distributions Received	.03	—	.01	—	.08	.24
Net Realized and Unrealized Gain (Loss)
on Investments	1.07	2.130	(1.55)	(1.80)	(.87)	1.21

Total from Investment Operations	1.49	2.475	(1.09)	(1.45)	(.15)	2.00

Distributions
Dividends from Net Investment Income	(.38)	(.375)	(.47)	(.22)	(.64)	(.55)
Distributions from Realized Capital Gains	—	—	—	(.06)	(.14)	(.13)

Total Distributions	(.38)	(.375)	(.47)	(.28)	(.78)	(.68)

Net Asset Value, End of Period	$17.17	$16.06	$13.96	$15.52	$17.25	$18.18

Total Return	9.37%	18.06%	-7.30%	-8.48%	-0.88%	12.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,596	$5,246	$3,897	$4,077	$3,911	$3,441
Ratio of Total Expenses to
Average Net Assets—Note B	0%**	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.36%	2.39%	2.98%	2.69%†	3.59%	3.47%
Portfolio Turnover Rate	6%	5%	15%	16%	12%	3%

  *The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**The average weighted expense ratio of the underlying funds was 0.26%.
   † Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)

LifeStrategy Moderate Growth Fund
					Year Ended
	Year Ended October 31,			Jan.1 to Oct. 31,	December 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2000	1999
Net Asset Value, Beginning of Period	$17.32	$14.45	$16.56	$19.59	$21.41	$18.79
Investment Operations
Net Investment Income	.32	.28	.34	.23	.51	.45
Capital Gain Distributions Received	.16	—	—	—	.10	.29
Net Realized and Unrealized Gain (Loss)
on Investments	1.36	2.87	(2.10)	(3.04)	(1.75)	2.49

Total from Investment Operations	1.84	3.15	(1.76)	(2.81)	(1.14)	3.23

Distributions
Dividends from Net Investment Income	(.32)	(.28)	(.35)	(.16)	(.51)	(.45)
Distributions from Realized Capital Gains	—	—	—	(.06)	(.17)	(.16)

Total Distributions	(.32)	(.28)	(.35)	(.22)	(.68)	(.61)

Net Asset Value, End of Period	$18.84	$17.32	$14.45	$16.56	$19.59	$21.41

Total Return	10.70%	22.12%	-10.91%	-14.43%	-5.44%	17.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,535	$4,422	$3,209	$3,512	$3,738	$3,177
Ratio of Total Expenses to
Average Net Assets—Note B	0%**	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	1.79%	1.79%	2.12%	1.53%†	2.49%	2.50%
Portfolio Turnover Rate	5%	2%	7%	7%	6%	1%

  *The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**The average weighted expense ratio of the underlying funds was 0.26%.
  † Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard LifeStrategy Funds comprise the LifeStrategy Income Fund, LifeStrategy Conservative Growth Fund, LifeStrategy Moderate Growth Fund, and LifeStrategy Growth Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1.	Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2.	Repurchase Agreements: Each fund, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.	Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.	Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the funds. The service agreement provides that Vanguard will reimburse the funds’ expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the funds. Accordingly, all expenses incurred by the funds during the year ended October 31, 2004, were reimbursed by Vanguard. The funds’ trustees and officers are also directors and officers of Vanguard and the funds in which the funds invest.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

C.  Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

At October 31, 2004, the funds had the following tax-basis amounts available for distribution and capital losses available to offset future net capital gains:

	Amount Available for Distribution		Capital Losses
Lifestrategy Fund	Ordinary Income (000)	Long-Term Capital Gain (000)	Amount (000)	Expiration: Fiscal Years Ending October 31,
Income	$ 5,272	—	$ 1,840	2011

Conservative Growth	9,006	—	14,005	2009-2012

Moderate Growth	34,269	—	24,006	2009-2011

Growth	16,557	—	29,196	2009-2011

At October 31, 2004, net unrealized appreciation of investment securities for tax purposes was:

	(000)
LifeStrategy Fund	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Income	$ 79,647	$(1,437)	$ 78,210

Conservative Growth	286,199	(1,850)	284,349

Moderate Growth	591,856	(771)	591,085

Growth	500,709	(153)	500,556

D. During the year ended October 31, 2004, purchases and sales of investment securities other than temporary cash investments were:

	(000)
LifeStrategy Fund	Purchases	Sales
Income	$ 323,305	$ 55,217

Conservative Growth	696,736	155,390

Moderate Growth	1,332,381	356,679

Growth	962,800	246,261

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard LifeStrategy Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund (four portfolios of Vanguard LifeStrategy Funds, hereafter referred to as the “Funds”) at October 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by agreement to the underlying ownership records of the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2004

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD LIFESTRATEGY FUNDS

This information for the fiscal year ended October 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed qualified dividend income to shareholders during the fiscal year as follows:

LifeStrategy Fund	Qualified Dividend Income (000)
Income	$ 4,743

Conservative Growth	19,055

Moderate Growth	52,016

Growth	57,861

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

LifeStrategy Fund	Percentage
Income	10.9%

Conservative Growth	20.9

Moderate Growth	33.1

Growth	55.6

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If you have any questions about IRAs or would like to talk to a Vanguard retirement specialist, call 1-800-205-6189.

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, LifeStrategy, PlainTalk , and the ship logo are trademarks of The Vanguard Group, Inc.	World Wide Web www.vanguard.com

All other marks are the exclusive property of their respective owners.	Fund Information 1-800-662-7447

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.	Direct Investor Account Services 1-800-662-2739

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.	Institutional Investor Services 1-800-523-1036

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.	Text Telephone 1-800-952-3335

©2004 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

Q880 122004

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2004: $83,000
Fiscal Year Ended October 31, 2003: N/A

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended October 31, 2004: $1,685,500
Fiscal Year Ended October 31, 2003: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended October 31, 2004: $257,800
Fiscal Year Ended October 31, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended October 31, 2004: $76,400
Fiscal Year Ended October 31, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended October 31, 2004: $0
Fiscal Year Ended October 31, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2004: $76,400
Fiscal Year Ended October 31, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD STAR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 14, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD STAR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 14, 2004

VANGUARD STAR FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	December 14, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.